                                                                  CONFORMED COPY




                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 17, 1996


                           DISCOVER CARD TRUST 1991 F
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                           0-19752                   Not Applicable
- --------                           -------                   --------------
(State of                          (Commission               (IRS Employer
organization)                      File Number)              Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                               19720
- -----------------------------------------------------------
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                               Not Applicable
                 ------------------------------------------
               (Former address, if changed since last report)





                                  Page 1 of 15
                         Index to Exhibits is on page 4

Item 5.  Other Events

On June 17, 1996 the Registrant made available the Monthly Certificateholders' Statement for the Due Period of May 1996, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.             Description
- -----------             -----------
21                      Monthly Certificateholders' Statement for Discover
                        Card Trust 1991 F related to the Due Period ending
                        May 31, 1996.

                                   SIGNATURES

                 Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     DISCOVER CARD TRUST 1991 F
                                            (Registrant)

                                     By: DISCOVER RECEIVABLES FINANCING
                                         GROUP, INC.
                                         as originator of the Trust


                                     By:         Birendra Kumar
                                         ----------------------------
                                         Birendra Kumar
                                         Vice President and Treasurer


Date: June 17, 1996

                                EXHIBIT INDEX

Exhibit No.               Description
- -----------               -----------
21                        Monthly Certificateholders' Statement for Discover
                          Card Trust 1991 F related to the Due Period ending
                          May 31, 1996